UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2013

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

In accordance with General Instruction B.2., of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.2 is a copy of the registrant's press release announcing that senior management will be available for one-on-one meetings with investors at the UBS SMID Cap One-on-One Symposium in Boston on February 26, 2013, the Longbow Research Basic Materials Investor Conference in New York City on March 5, 2013, the Susquehanna Chemical Conference in Boston on March 14, 2013 and the Sidoti & Company Emerging Growth Institutional Investor Forum in New York City on March 19, 2013. In addition, Olin's senior management will make a formal presentation at the Sidoti & Company conference at 10:00 a.m. Eastern time.

Copies of the presentation slides will be available the evening prior to each event to investors, news media and the general public on Olin's web site www.olin.com in the Investors section under Investor Presentations.

Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the slides which will be presented at the UBS SMID Cap One-on-One Symposium in Boston on February 26, 2013.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Presentation slides for meeting on February 26, 2013.
99.2	Press release dated February 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ George H. Pain
	Name:	George H. Pain
	Title:	Senior Vice President, General Counsel and Secretary

Date: February 25, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Presentation slides for meeting on February 26, 2013.
99.2	Press release dated February 8, 2013